UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

Maison Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N Garfield Ave, Monterey Park, California 91754

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 737-5888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Chief Executive Officer Employment Agreement

On August 28, 2025, the Compensation Committee (the “Compensation Committee) of the Board of Directors of Maison Solutions Inc. (the “Company”) approved and ratified an amendment to the employment agreement, dated October 1, 2021, between John Xu, Chief Executive Officer, and the Company (as amended, the “CEO Employment Agreement”), to reflect a base salary increase to $180,000, effective January 25, 2025.

Except as disclosed in this Current Report on Form 8-K, the terms and conditions of the CEO Employment Agreement remain unchanged.

The foregoing description of the CEO Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the CEO Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference

Amended Chief Financial Officer Employment Agreement

On August 28, 2025, the Compensation Committee approved and ratified an amendment to the employment agreement, dated as of October 1, 2021, between Alexandria Lopez, Chief Financial Officer, and the Company (as amended, the “CFO Employment Agreement”), to reflect a base salary increase to $120,000, effective January 25, 2025.

Except as disclosed in this Current Report on Form 8-K, the terms and conditions of the CFO Employment Agreement remain unchanged.

The foregoing description of the CFO Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the CFO Amendment attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	Amendment to Employment Agreement, dated October 1, 2021, between Maison Solutions Inc. and John Xu, dated August 28, 2025.
10.2#	Amendment to Employment Agreement, dated October 1, 2021, between Maison Solutions Inc. and Alexandria Lopez, dated August 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2025	MAISON SOLUTIONS INC.

By:	/s/ John Xu
John Xu
Chief Executive Officer, Chairman and President

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